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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                  May 10, 2000



                          THE GOLDMAN SACHS GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)




        DELAWARE                    NO. 001-14965             NO. 13-4019460
-------------------------           -------------           --------------------
(State or Other Jurisdic-           (Commission               (IRS Employer
 tion of Incorporation)              File Number)           Identification No.)



                     85 BROAD STREET
                   NEW YORK, NEW YORK                   10004
        ---------------------------------------       ---------
        (Address of Principal Executive Offices)      (Zip Code)




Registrant's telephone number, including area code: (212) 902-1000

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          (Former Name or Former Address, if Changed Since Last Report)


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This Form 8-K/A amends the signature page of The Goldman Sachs Group, Inc.'s
Current Report on Form 8-K, dated May 10, 2000, as previously filed with the Securities and Exchange Commission on May 10, 2000 (the "Prior 8-K"), to correct the inadvertent omission of the typewritten signature of Dan H. Jester.


ITEMS 1-4. NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

See Item 5 of the Prior 8-K.

ITEM 6. NOT APPLICABLE.

ITEM 7. EXHIBITS.

         1.1 Distribution Agreement, dated as of May 10, 2000, between The Goldman Sachs Group, Inc. and Goldman, Sachs & Co.*

         4.1 Indenture, dated as of May 19, 1999, between The Goldman Sachs Group, Inc. and The Bank of New York, as trustee, with respect to senior debt securities of The Goldman Sachs Group, Inc.**

         4.2               Form of Floating Rate Medium-Term Note.***

         4.3               Form of Fixed Rate Medium-Term Note.***

         4.4               Form of Mandatory Exchangeable Note.***

         4.5               Form of Exchangeable Note.***

         4.6               Specimen Master Medium-Term Note.****

         8.1               Tax opinion of Sullivan & Cromwell.*

         23.1              Consent of Sullivan & Cromwell (included in Exhibit
                           8.1).

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*      Incorporated by reference to the corresponding exhibit to the current report on Form 8-K of The Goldman Sachs Group, Inc., dated May 10, 2000 and filed on May 10, 2000 (File No. 001-14965).

** Incorporated by reference to Exhibit 6 of the registration statement on Form 8-A of The Goldman Sachs Group, Inc. (File No. 001-14965).

*** Incorporated by reference to the corresponding exhibit to the registration statement on Form S-1 of The Goldman Sachs Group, Inc. (No. 333-75321).

**** Incorporated by reference to Exhibit 4.9 of the registration statement on Form S-3 of the Goldman Sachs Group, Inc. (File No. 333-36178).

ITEM 8. NOT APPLICABLE.


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                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




              THE GOLDMAN SACHS GROUP, INC.

              (Registrant)


              Date: May 11, 2000


              By: /s/ Dan H. Jester
                 ----------------------------------
                 Name: Dan H. Jester
                 Title: Vice President and Treasurer